UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2022

NUTRA PHARMA CORP.

(Exact name of registrant as specified in its charter)

California	000-32141	91-2021600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1537 NW 65th Avenue Plantation, Florida	33313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 509-0911

Registrant’s facsimile number, including area code: (877) 895-5647

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

Effective February 1, 2022, Nutra Pharma Corporation’s (the “Company”) independent registered public accounting firm, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants (“Rotenberg”), combined with Marcum LLP. Rotenberg continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP.

Rotenberg continued to serve as the Company’s independent registered public accounting firm through the filing of the Company’s Report on Form 10-Q for the quarter ended March 31, 2022. On July 28, 2022, the Audit Committee of Nutra Pharma approved the engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company for the year ended December 31, 2022.

Rotenberg’s report on the Company’s consolidated financial statements for the year ended December 31, 2021 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a lack of cash, significant losses incurred and ongoing requirements for additional capital investments. Other than the foregoing, the report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding Rotenberg’s merger, there were:

(i) no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Rotenberg’s transition into Marcum has progressed and Rotenberg has formally resigned on July 28, 2022, as our independent registered public accounting firm and the services previously provided by Rotenberg will now be provided by Marcum LLP.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
16.1	Letter of Rotenberg dated August 4, 2022 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 4, 2022	NUTRA PHARMA CORP.
	By:	/s/ Rik J. Deitsch
	Name:	Rik J. Deitsch
	Title:	Chief Executive Officer/Director

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter of Rotenberg dated August 4, 2022 to the SEC regarding statements included in this Form 8-K.